UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction

of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2012, Lazard Ltd issued a press release announcing financial results for its fiscal first quarter ended March 31, 2012. A copy of Lazard Ltd’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Lazard Ltd under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 24, 2012, Lazard Ltd held its Annual General Meeting of Shareholders, at which shareholders (i) voted on the election of Ashish Bhutani, Steven J. Heyer, Sylvia Jay and Vernon E. Jordan, Jr. to the Board of Directors for a three-year term expiring in 2015, (ii) voted on the ratification of the appointment of Deloitte & Touche LLP as Lazard’s independent registered public accounting firm for 2012 and authorization of Lazard’s Board of Directors, acting by its Audit Committee, to set their remuneration and (iii) voted, on a non-binding advisory basis, on a resolution regarding executive compensation. The shareholders elected all four directors, approved the ratification of the appointment of Deloitte & Touche LLP as Lazard’s independent registered public accounting firm for 2012 and approved, in a non-binding advisory vote, a resolution regarding executive compensation. On each matter voted upon, the Class A common stock and Class B common stock voted together as a single class. The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter voted on, as reported by our tabulating agent, Computershare, is set forth below.

		For	Withheld	Abstain	Broker Non-Votes
1.	Election of Directors:
	Ashish Bhutani	100,418,394	3,451,237	*	12,969,040
	Steven J. Heyer	89,267,044	14,602,587	*	12,969,040
	Sylvia Jay	89,254,634	14,614,997	*	12,969,040
	Vernon E. Jordan, Jr.	100,248,130	3,621,501	*	12,969,040

		For	Against	Abstain	Broker Non-Votes
2.	Ratification of the appointment of Deloitte & Touche LLP as Lazard’s independent registered public accounting firm for 2012 and authorization of Lazard’s Board of Directors, acting by its Audit Committee, to set their remuneration	115,650,823	1,124,925	62,923	0

		For	Against	Abstain	Broker Non-Votes
3.	A non-binding advisory vote regarding executive compensation	52,583,324	48,187,455	3,098,852	12,969,040

*	Not applicable

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued on April 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD
(Registrant)

By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Managing Director and General Counsel

Dated: April 27, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued on April 27, 2012.